MFS(R) INTERNATIONAL DIVERSIFICATION FUND

                        Supplement to Current Prospectus:

Effective immediately, the sub-heading "MFS Research International Fund" under Appendix A entitled "Description of Underlying Funds" is hereby restated as follows:

MFS RESEARCH INTERNATIONAL FUND

Investment Objective

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund's assets in companies of any size.

MFS may also invest the fund's assets in derivatives.

A team of investment research analysts selects investments for the fund. MFS allocates the fund's assets to analysts by broad market sectors.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

                The date of this supplement is January 1, 2007.